UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Systemax Inc.
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

April 29, 2008

Dear Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Systemax Inc. (the “Company”) which will be held at the Company’s corporate offices, located at 11 Harbor Park Drive, Port Washington, New York at 2:00 p.m. on Thursday, June 12, 2008.  Your Board of Directors looks forward to greeting those stockholders who are able to attend.  On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the Annual Meeting.  Accordingly, please date, sign and return the enclosed proxy card as soon as possible in the envelope provided.  Your cooperation will ensure that your shares are voted.

I hope that you will attend the Annual Meeting, and I look forward to seeing you there.

Sincerely,

Richard Leeds
Chairman and Chief Executive Officer

Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 12, 2008

Dear Stockholders:

The 2008 Annual Meeting of the Stockholders of Systemax Inc. (the “Company”) will be held at the Company’s offices, 11 Harbor Park Drive, Port Washington, New York, on Thursday, June 12, 2008 at 2:00 p.m. for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect the Company’s Board of Directors;

2.	To consider and vote upon a proposal to approve the Company’s Executive Incentive Plan;

3.	To consider and vote upon a proposal to approve amendments to the Company's 1999 Long-Term Stock Incentive Plan;

4.	To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants; and

5.	To transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 17, 2008 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Stockholders are invited to attend the meeting.  Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.  If you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting.  In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

Regardless of how many shares you own, your vote is very important.  Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

Sincerely,
CURT S. RUSH
General Counsel and Secretary

Port Washington, New York
April 29, 2008

Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

________________________

PROXY STATEMENT

________________________

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Systemax Inc., a Delaware corporation (the “Company”), for the 2008 Annual Meeting of Stockholders of the Company to be held on June 12, 2008 (the “Annual Meeting”).  The notice of the Annual Meeting, this proxy statement, the accompanying proxy and the annual report of the Company for the year ended December 31, 2007 are first being mailed on or about April 29, 2008 to stockholders of record as of the close of business on April 17, 2008.  You can ensure that your shares are voted at the meeting by signing, dating and promptly returning the enclosed proxy in the envelope provided.  Sending in a signed proxy will not affect your right to attend the meeting and vote in person.  You may revoke your proxy at any time before it is voted by notifying the Company’s Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, Attention: Proxy Department, in writing, or by executing a subsequent proxy, which revokes your previously executed proxy.  The Company’s principal executive offices are located at 11 Harbor Park Drive, Port Washington, New York 11050.

Voting Procedures

Proxies will be voted as specified by the stockholders.  Where specific choices are not indicated, proxies will be voted for proposals 1, 2, 3 and 4.  Under the Delaware General Corporation Law and the Company’s Amended and Restated Certificate of Incorporation or the Company’s By-Laws, (1) the affirmative vote of a plurality of the outstanding shares of common stock of the Company (the “Shares”) entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required to elect the nominated directors of the Board (Proposal 1), (2) the affirmative vote of a majority of the outstanding Shares entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required to approve the Company’s Executive Incentive Plan (Proposal 2), (3) the affirmative vote of a majority of the outstanding Shares entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required in order to approve the amendments to the Company’s 1999 Long-Term Stock Incentive Plan (Proposal 3) and (4) the affirmative vote of a majority of the outstanding Shares entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants (Proposal 4).

A quorum is representation in person or by proxy at the Annual Meeting of at least a majority of the outstanding Shares of the Company.  Abstentions will be treated as votes cast on particular matters as well as shares present and represented for purposes of establishing a quorum, with the result that an abstention has the same effect as a negative vote.  Where nominee record holders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners, such broker non-votes will not be treated as votes cast on a particular matter, and will therefore have no effect on the vote, but will be treated as shares present or represented for purposes of establishing a quorum.

If shares are held through a broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder in accordance with the record holder’s requirements in order to ensure the shares are properly voted.  Under the rules of the New York Stock Exchange, member brokers who do not receive instructions from beneficial owners will be allowed to vote on the election of directors of the Board (the “Directors”) and on the ratification of the independent accountants.

A list of stockholders of the Company satisfying the requirements of Section 219 of the Delaware General Corporation Law shall be available for inspection for any purpose germane to the meeting during normal business hours at the offices of the Company at least ten days prior to the Annual Meeting.

On April 17, 2008, there were outstanding and entitled to vote (excluding Company treasury shares) 36,628,782 Shares entitled to one vote per share.  Stockholders will not be entitled to appraisal rights in connection with any of the matters to be voted on at the Annual Meeting.

ELECTION OF DIRECTORS
Item 1 on Proxy Card

At the meeting, seven Directors are to be elected to serve until their successors have been elected and qualified.  Information regarding such nominees is set forth below.

The accompanying proxy will be voted for the election of the Board’s nominees unless contrary instructions are given.  If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote for the other Board nominees and, unless the Board of Directors reduces the number of nominees, for such other person or persons as the Board of Directors may designate.

Each of the nominees has served as a director during the fiscal year ended December 31, 2007.  If voting by proxy with respect to the election of Directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.

Nominees

Richard Leeds, age 48, has served as Chairman and Chief Executive Officer of the Company since April 1995.  Mr. Leeds joined the Company in 1982. Mr. Leeds graduated from New York University in 1982 with a B.S. in Finance.  Richard Leeds is the brother of Bruce and Robert Leeds.

Bruce Leeds, age 52, has served as Vice Chairman since April 1995.  Mr. Leeds served as President of International Operations from 1990 until March 2005.  Mr. Leeds joined the Company after graduating from Tufts University in 1977 with a B.A. in Economics.

Robert Leeds, age 52, has served as Vice Chairman since April 1995.  Mr. Leeds served as President of Domestic Operations from April 1995 until March 2005.  Mr. Leeds graduated from Tufts University in 1977 with a B.S. in Computer Applications Engineering and joined the Company in the same year.

Gilbert Fiorentino, age 48, has served as a Director of the Company since May 25, 2004.  Mr. Fiorentino is President of SYX Services Inc., a subsidiary of the Company, and General Manager of the Company’s Technology Products business.  Mr. Fiorentino graduated in 1981 from the University of Miami with a B.S. degree in Economics and graduated in 1984 from the University of Miami Law School.

Robert D. Rosenthal, age 59, has served as a Director of the Company since July 1995.  He has been the lead independent director since October 11, 2006.  Mr. Rosenthal is Chairman and Chief Executive Officer of First Long Island Investors LLC, which he co-founded in 1983.  Mr. Rosenthal is a 1971 cum laude graduate of Boston University and a 1974 graduate of Hofstra University Law School.

Stacy S. Dick, age 51, has served as a Director of the Company since November 1995.  Mr. Dick became a Managing Director of Rothschild Inc. in January 2004 and has served as an executive of other entities controlled by Rothschild family interests since March 2001.  Mr. Dick graduated from Harvard University with an A.B. degree magna cum laude in 1978 and a Ph.D. in Business Economics in 1983.  He has served as an adjunct professor of finance at the Stern School of Business (NYU) since 2004.

Ann R. Leven, age 67, has served as a Director of the Company since May 2001.  Ms. Leven served as Treasurer and Chief Fiscal Officer of the National Gallery of Art in Washington D.C. from December 1990 to October 1999.  From August 1984 to December 1990, she was Chief Financial Officer of the Smithsonian Institution.  Ms. Leven has been a Director of the Delaware Investment’s Family of Mutual Funds since September 1989.  From December 1999 to May 2003, Ms. Leven was a Director of Recoton Corporation.  From 1975 to 1993, Ms. Leven taught business strategy and administration at the Columbia University Graduate School of Business.  She received an M.B.A. degree from Harvard University in 1964.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

Independence of Directors

In the judgment of the Board, each of the following Directors of the Company meets the standards for independence required by the New York Stock Exchange and the Securities Exchange Act of 1934 (the “Exchange Act”): Robert D. Rosenthal, Stacy S. Dick and Ann R. Leven.  The Board made this determination based on (a) the absence of any of the express disqualifying criteria relating to director independence set forth in Section 303A of the Corporate Governance Rules of the New York Stock Exchange and (b) the criteria for independence required of audit committee directors by Section 10A(m)(3) of Exchange Act.  As a “controlled company,” the Company is exempt from the New York Stock Exchange requirements that listed companies have a majority of independent directors.  A “controlled company” is defined by the New York Stock Exchange as a company of which more than 50% of the voting power is held by an individual, group or other company.  The Company is a “controlled company” in that more than 50% of the voting stock of the Company, in the aggregate, is owned by certain members of the Leeds family  (including Richard Leeds, Robert Leeds and Bruce Leeds, each of whom is an officer and Director of the Company) and certain Leeds’ family trusts (collectively, the “Leeds Group”).  The members of the Leeds Group have entered into a Stockholders Agreement with respect to certain shares of Company stock they each own.  See “Transactions With Related Persons” below.

Meetings of Non-Management Directors

The New York Stock Exchange requires the “non-management directors” of a NYSE-listed company to meet at regularly scheduled executive sessions without management and to disclose in their annual proxy statements (1) the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the board of directors and (2) a method for interested parties to communicate directly with the presiding director or with the non-management directors as a group. The Board’s non-management directors meet separately in executive sessions, chaired by the Lead Independent Director (currently Robert D. Rosenthal), at least quarterly.

Interested parties wishing to communicate directly with the Lead Independent Director or the non-management members of the Board as a group should address their inquires by mail sent to the attention of Robert D. Rosenthal, Lead Independent Director, at the Company’s principal executive office located at 11 Harbor Park Drive, Port Washington, NY 11050.  All communications will be promptly relayed to the appropriate recipient(s).

Corporate Ethics Policy

The Company has adopted a Corporate Ethics Policy that applies to all employees of the Company including the Company’s Chief Executive Officer, Chief Financial Officer and Controller, its principal accounting officer.  The Corporate Ethics Policy is designed to deter wrongdoing and to promote honest and ethical conduct, compliance with applicable laws and regulations, full and accurate disclosure of information requiring public disclosure and the prompt reporting of Policy violations.  The Company’s Corporate Ethics Policy is available on the Company’s website (www.systemax.com).  A copy can also be obtained by writing to Systemax Inc., Attention: Board of Directors (Corporate Governance), 11 Harbor Park Drive, Port Washington, NY 11050.

Stockholder Communications with Directors

Stockholders of the Company who wish to communicate with the Board or any individual Director can write to Systemax Inc., Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.  Your letter should indicate that you are a stockholder of the Company.  Depending on the subject matter of your inquiry, management will forward the communication to the Director or Directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about the Company or it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.  At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting Director.

Director Attendance at Annual Meetings

The Company expects each Director to attend its Annual Stockholders Meeting, unless he or she has a valid excuse such as illness or a conflict in schedules.  The Company usually schedules a separate Board meeting in conjunction with the Stockholders meeting, to elect officers and discuss other Company matters.  At last year’s annual meeting, held on June 7, 2007, all of the Directors attended the meeting.  The Company expects all of its Directors to attend this year’s Annual Meeting.

Board Meetings

During the year 2007, the Board of Directors held four meetings, the Audit Committee held eleven meetings, the Compensation Committee held six meetings, the Nominating/Corporate Governance Committee held three meetings and the Executive Committee held no meetings.  All of the Directors attended at least 75% of all of the meetings of the Board and the respective committees of the Board of which they were members.

Committees of the Board

The Board of Directors has the following standing committees:

Audit Committee

The Audit Committee is appointed by the Board to assist the Board with oversight of (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and qualifications of the Company’s external auditors, and (iv) the performance of the Company’s internal audit function and external auditors.  It is the Audit Committee’s responsibility to retain or terminate the Company’s independent registered public accountants, who audit the Company’s financial statements, to prepare the Audit Committee report that the Securities and Exchange Commission requires to be included in the Company’s Annual Proxy Statement.  (See “Report of the Audit Committee” below.)  As part of its activities, the Audit Committee meets with the Company’s independent registered public accountants at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.  In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and auditing procedures.  The Audit Committee is also responsible for establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Board adopted an Audit Committee Charter in June 2000, which was revised in February 2003 and again in August 2006. A copy of the Audit Committee Charter is available on the Company’s website, www.systemax.com, or can be obtained by writing to Systemax Inc., Attention: Board of Directors (Corporate Governance), 11 Harbor Park Drive, Port Washington, NY 11050.

The members of the Audit Committee are Stacy S. Dick, Robert D. Rosenthal and Ann R. Leven (Chairperson).  All the members of the Audit Committee are non-management directors (i.e. they are neither officers nor employees of the Company).  The Committee meets regularly both with and without management participation.  As noted above, in the judgment of the Board, each of the members of the Audit Committee meets the standards for independence required by the rules of the Securities and Exchange Commission and New York Stock Exchange.  In addition, the Board has determined that each of the members of the Audit Committee is an “audit committee financial expert” as defined by regulations of the Securities and Exchange Commission.

Interested parties wishing to communicate directly with the Chairman of the Audit Committee or the Audit Committee as a group should address their inquires by mail to the attention of the Audit Committee at the Company’s principal executive office located at 11 Harbor Park Drive, Port Washington, NY 11050.  All communications will be promptly relayed to the appropriate recipient(s).

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s responsibilities include, among other things (i) identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of stockholders, (ii) identifying and recommending nominees to fill any vacancy, however created, in the Board, and (iii) developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance principles (including director qualification standards, responsibilities and compensation) and periodically reviewing the code and principles.  The current members of the Nominating/Corporate Governance Committee are Robert D. Rosenthal (Chairman), Stacy S. Dick and Ann R. Leven. In nominating candidates to become Board members, the Committee shall take into consideration such factors as it deems appropriate, including the experience, skill, integrity and background of the candidates.  The Committee may consider candidates proposed by management or stockholders but is not required to do so.  The Committee does not have any formal policy with regard to the consideration of any Director candidates recommended by the security holders or any minimum qualifications or specific procedure for identifying and evaluating nominees for Director as the Board does not believe that such a formalistic approach is necessary or appropriate at this time.  Stockholders may propose candidates for Board membership by writing to Systemax Inc., Attention: Nominating/Corporate Governance Committee, 11 Harbor Park Drive, Port Washington, NY 11050 so that the nomination is received by the Company by March 31, 2009 to be considered for the 2009 annual meeting.  Nominees proposed by stockholders will receive the same consideration as will other nominees.  The Charter for the Nominating/Corporate Governance Committee was amended in August 2006. The Charter for the Nominating/Corporate Governance Committee is available on the Company’s website (www.systemax.com) or can be obtained by writing to Systemax Inc., Attention: Board of Directors (Corporate Governance), 11 Harbor Park Drive, Port Washington, NY 11050.

Compensation Committee

The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the Chief Executive Officer and, after an evaluation of the Chief Executive Officer’s performance in light of such goals, to set the compensation of the Chief Executive Officer.  The Compensation Committee also approves (a) the annual compensation of the other executive officers of the Company, (b) the annual compensation of certain subsidiary managers, and (c) all individual stock-based incentive grants.  The Committee is also responsible for reviewing and making periodic recommendations to the Board with respect to the general compensation, benefits and perquisite policies and practices of the Company including the Company’s incentive-based and equity-based compensation plans.  The Compensation Committee also prepares an annual report on executive compensation for inclusion in the annual proxy statement.  (See “Compensation Committee Report to Stockholders” below.) The charter for the Compensation Committee was amended in August 2006. The current members of the Compensation Committee are Stacy S. Dick (Chairman), Robert D. Rosenthal and Ann R. Leven.  The charter for the Compensation Committee is available on the Company’s website (www.systemax.com) or can be obtained by writing to Systemax Inc., Attention: Board of Directors (Corporate Governance), 11 Harbor Park Drive, Port Washington, NY 11050.

Executive Committee

The Executive Committee consists of the Chairman of the Board and any Vice Chairman and such other Directors as may be named thereto by the Board.  The current members of the Executive Committee are Messrs. Richard Leeds, Robert Leeds, Bruce Leeds and Robert D. Rosenthal, the Lead Independent Director. Among other duties as may be assigned by the Board from time to time, the Executive Committee is authorized to oversee the operations of the Company, supervise the executive officers of the Company, review and make recommendations to the Board regarding the strategic direction of the Company and review and make recommendations to the Board regarding all possible acquisitions or other significant business transactions.  The Executive Committee is also authorized to manage the affairs of the Corporation between meetings of the Board; the Committee has all of the powers of the Board not inconsistent with any provisions of the Delaware General Corporation Law, the Company’s By-Laws or other resolutions adopted by the Board but does not generally exercise such authority.

Compensation of Directors

The Company’s policy is not to pay compensation to Directors who are also employees of the Company or its subsidiaries. Each non-employee Director receives annual compensation as follows: $50,000 per year as base compensation, $5,000 per year for each committee of which such director is a non-chair member, $15,000 per year for each committee chair, and a grant each year of shares of Company stock (restricted for sale for two years) in an amount equal to $25,000 divided by the fair market value of such stock on the date of grant.  The Lead Independent Director, currently Robert D. Rosenthal, also receives an additional $10,000 per year.  The restricted stock grants were made pursuant to the 2006 Stock Incentive Plan for Non-Employee Directors, which was approved by stockholders at the 2006 Annual Stockholders’ Meeting.

DIRECTOR COMPENSATION FOR YEAR ENDED DECEMBER 31, 2007

The following table sets forth compensation on information regarding payments in 2007 to our non-employee Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ann R. Leven	$75,000	$25,000	__	__	__	__	$100,000
Robert D. Rosenthal	$85,000	$25,000	__	__	__	__	$110,000
Stacy S. Dick	$75,000	$25,000	__	__	__	__	$100,000

(1)These columns represent the dollar amount recognized for financial reporting purposes with respect to the 2007 year for the fair value of stock awards and option awards with respect to grants in 2007.  Fair values have been determined under SFAS 123R.  For the stock awards, fair value was calculated using the closing price of the Shares on the date of grant and multiplying it by the number of shares subject to grant.  In accordance with SEC rules, this amount disregards the estimate of forfeitures on service-based awards.

The following table presents the aggregate number of outstanding stock awards and stock option awards held by each of our non-employee Directors on December 31, 2007:

Name:		Stock Awards		Option Awards
Ann R. Leven		2,927		13,000
Robert D. Rosenthal		2,927		11,000
Stacy S. Dick		2,927		19,500

REPORT OF THE AUDIT COMMITTEE*

The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000 and revised in February 2003 and August 2006.  Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with the Company’s policies and legal requirements.  The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of a report thereon; they also perform limited reviews of the Company’s unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board.  It also investigates matters related to the Company’s financial statements and controls as it deems appropriate.  In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Company management and by the independent registered public accountants, as well as by other experts that the Committee hires.

The Committee reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2007 with management, who represented that the Company’s consolidated financial statements for fiscal 2007 were prepared in accordance with U.S. generally accepted accounting principles.  It discussed with Ernst & Young LLP, the Company’s independent registered public accountants for fiscal 2007, those matters required to be reviewed pursuant to Statement of Accounting Standards No. 61 (“Communication with Audit Committees”), as amended by Statement of Accounting Standards No. 90 (Audit Committee Communications).  The Committee has received from Ernst & Young LLP written independence disclosures and the letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) and had a discussion with Ernst & Young LLP regarding their independence.

Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, to the Committee, the Audit Committee recommended to the Board that the financial statements of the Company for the year ended December 31, 2007 as audited by Ernst & Young LLP be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Ann R. Leven (Chair)
Stacy S. Dick
Robert D. Rosenthal

_____________________________

*
This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers of the Company as of April 17, 2008.

Name	Age	Office
Richard Leeds	48	Chairman and Chief Executive Officer; Director
Bruce Leeds	52	Vice Chairman; Director
Robert Leeds	52	Vice Chairman; Director
Gilbert Fiorentino	48	President of SYX Services Inc.; Director
Lawrence P. Reinhold	48	Executive Vice President and Chief Financial Officer
Thomas Axmacher	48	Vice President and Controller
Curt S. Rush	54	General Counsel and Secretary

For information on Richard Leeds, Bruce Leeds, Robert Leeds and Gilbert Fiorentino, see page 2.

Lawrence P. Reinhold was appointed Executive Vice President and Chief Financial Officer, the principal financial officer of the Company, effective January 17, 2007.  Mr. Reinhold was a business, finance and accounting consultant in 2006.  Previously he was Executive Vice President and Chief Financial Officer of Greatbatch, Inc., a publicly traded developer and manufacturer of components used in implantable medical devices from 2002 through 2005; Executive Vice President and Chief Financial Officer of Critical Path, Inc. a publicly traded communications software company in 2001; and a Managing Partner of PricewaterhouseCooopers LLP with responsibility for its Technology, Information, Communications, Media and Entertainment industry practice in the Midwestern United States from 1998 until 2000 (and held other positions at that firm from 1982 until 2000).  He received his B.S. degree in Business Administration in 1982 and his M.B.A. in 1987 from San Diego State University and received his Certified Public Accountant license in California in 1984.

Thomas Axmacher was appointed Vice President and Controller of the Company effective October 2, 2006.  He was previously Chief Financial Officer of Curative Health Services, Inc., a publicly traded health care company.  He held that position from 2001 to 2006.  From 1991 to 2001 Mr. Axmacher served as Vice President and Controller of that company.  From 1986 to 1991 Mr. Axmacher served as Vice President and Controller of Tempo Instrument Group, an electronics manufacturer.  Mr. Axmacher received his B.S. degree in Accounting in 1982 from Albany University and his M.B.A. in 1992 from Long Island University.

Curt S. Rush has been General Counsel and Secretary of the Company since 1996.  Prior to joining the Company, Mr. Rush was employed from 1993 to 1996 as Corporate Counsel to Globe Communications Corp. and from 1990 to 1993 as Corporate Counsel to the Image Bank, Inc.  Prior to that he was a corporate attorney with the law firms of Shereff, Friedman, Hoffman & Goodman and Schnader, Harrison, Segal & Lewis.  Mr. Rush graduated from Hunter College in 1981 with a B.A. degree in Philosophy and graduated with honors from Brooklyn Law School in 1984 where he was Second Circuit Review Editor of the Law Review.  He was admitted to the Bar of the State of New York in 1985.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table provides certain information regarding the beneficial ownership (1) of the Shares as of April 17, 2008, the record date for the Annual Meeting, by (i) each of the Directors and officers listed in the summary compensation table, (ii) all current Directors and officers as a group and (iii) each person known to the Company to be the beneficial owner of 5% or more of any class of the Company’s voting securities.

Directors and Executive Officers	Amount and Nature of Beneficial Ownership (a)	Percent of Class
Richard Leeds (2)	10,494,937	28.6%
Bruce Leeds (3)	8,421,004	23.0%
Robert Leeds (4)	8,421,006	23.0%
Gilbert Fiorentino (5)	1,137,763	3.1%
Stacy S. Dick (6)	22,927	*
Robert D. Rosenthal (7)	48,927	*
Ann R. Leven (8)	16,927	*
Lawrence P. Reinhold (9) All current Directors and executive officers of the Company (10 persons)	29,000 25,588,120	* 69.8%

Other Beneficial Owners of 5% or More of the Company’s Voting Stock
None

(a)	Amounts listed below may include shares held in partnerships or trusts that are counted in more than one individual’s total.

*	less than 1%

(1)
As used in this table “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security.  A person is deemed as of any date to have “beneficial ownership” of any security that such person has a right to acquire within 60 days after such date.  Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.  Unless otherwise stated, each person owns the reported shares directly and has the sole right to vote and determine whether to dispose of such shares.

(2)
Includes 3,136,666 shares owned by Mr. Leeds directly, 2,890,769 shares owned by the Richard Leeds 2006 GRAT and 896,155 shares owned by the Richard Leeds 2007 GRAT.  Also includes 1,838,583 shares owned by a limited partnership of which Richard Leeds is the general partner, 235,850 shares owned by a limited partnership of which a limited liability company controlled by Mr. Leeds is the general partner, 977,114 shares owned by irrevocable trusts for the benefit of his brothers’ children for which Richard Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Richard Leeds has an indirect pecuniary interest.  Mr. Leeds’ mailing address is Richard Leeds, c/o Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050.

(3)
Includes 3,137,166 shares owned by Mr. Leeds directly, 2,890,769 shares owned by the Bruce Leeds 2006 GRAT and  896,155 shares owned by the Bruce Leeds 2007 GRAT.  Also includes 977,114 shares owned by irrevocable trusts for the benefit of his brothers’ children for which Bruce Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Bruce Leeds has an indirect pecuniary interest.  Mr. Leeds’ mailing address is Bruce Leeds, c/o Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050.

(4)
Includes 2,137,168 shares owned by Mr. Leeds directly, 3,666,037 shares owned by the Robert Leeds 2006 GRAT and 1,120,887 shares owned by the Robert Leeds 2007 GRAT.  Also includes 977,114 shares owned by irrevocable trusts for the benefit of his brothers’ children for which Robert Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Robert Leeds has an indirect pecuniary interest.  Mr. Leeds’ mailing address is Robert Leeds, c/o Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050.

(5)	Includes options to acquire 320,003 shares that are currently exercisable pursuant to the terms of the Company’s 1995 and 1999 Long-Term Stock Incentive Plan.

(6)	Includes options to acquire a total of 19,500 shares that are exercisable immediately pursuant to the terms of the Company’s 1995 Stock Plan for Non-Employee Directors

(7)	Includes options to acquire a total of 11,000 shares that are exercisable immediately pursuant to the terms of the Company’s 1995 Stock Plan for Non-Employee Directors.

(8)	Includes options to acquire a total of 13,000 shares that are exercisable immediately pursuant to the terms of the Company’s 1995 Stock Plan for Non-Employee Directors.

(9)	Includes options to acquire 25,000 shares that are currently exercisable pursuant to the terms of the Company’s 1999 Long-Term Stock Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes its executive officers and Directors complied with all such filing requirements for the year ended December 31, 2007 with the exception of the late filing of a Form 4 by one of its Directors.

TRANSACTIONS WITH RELATED PERSONS

Under the Company’s Corporate Ethics Policy, officers, Directors and all employees (collectively the “Company Representatives”) are required to avoid conflicts of interest, appearances of conflicts of interest and potential conflicts of interest.  A “conflict of interest” occurs when an individual’s private interest interferes in any way with the interests of the Company.  A conflict situation can arise when a Company Representative takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively.  Conflicts of interest also arise when a Company Representative, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.  Company Representatives cannot allow any consideration such as the receipt of gifts or financial interests in other businesses or personal or family relationships to interfere with the independent exercise of his or her business judgment and work activities to the benefit of the Company.  Loans to, or guarantees of obligations of, Company Representatives are prohibited unless permitted by law and authorized by the Board or a Committee designated by the Board.  If a Company Representative becomes aware of a potential conflict of interest he or she must communicate such potential conflict of interest to the Company.

The Company’s corporate approval policy requires related party transactions (specifically Company agreements, including leases, with “related parties” and sales or purchases of inventory or other Company assets by “related parties”) to be approved by the Company’s Audit Committee as well as the Company’s CEO, CFO and General Counsel.

Leases

The Company has leased its facility in Port Washington, NY since 1988 from Addwin Realty Associates, an entity owned by Richard Leeds, Bruce Leeds and Robert Leeds, Directors of the Company and the Company’s three senior officers and principal stockholders. Rent expense under this lease totaled $612,000 for the year ended December 31, 2007.  The Company believes that these payments were no higher than would be paid to an unrelated lessor for comparable space.

Stockholders Agreement

Certain members of the Leeds family (including Richard Leeds, Bruce Leeds and Robert Leeds) and family trusts of Messrs. Leeds entered into a stockholders agreement pursuant to which the parties agreed to vote in favor of the nominees for the Board designated by the holders of a majority of the Shares held by such stockholders at the time of the Company’s initial public offering of the Shares.  In addition, the agreement prohibits the sale of the Shares without the consent of the holders of a majority of the Shares held by all parties to the agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144.  The agreement also grants certain drag-along rights in the event of the sale of all or a portion of the Shares held by holders of a majority of the Shares.  As of December 31, 2007, the parties to the stockholders agreement beneficially owned 24,779,200 Shares subject to such agreement (constituting approximately 69 % of the Shares outstanding).

Pursuant to the stockholders agreement, the Company granted to the parties demand and incidental, or “piggy-back,” registration rights with respect to the Shares.  The demand registration rights generally provide that the holders of a majority of the Shares may require, subject to certain restrictions regarding timing and number of Shares, that the Company register under the Securities Act all or part of the Shares held by such stockholders.  Pursuant to the incidental registration rights, the Company is required to notify such stockholders of any proposed registration of the Shares under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of Shares held by it subject to certain restrictions.  The Company has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with registrations of Shares pursuant to such agreement.

Related Business

Richard Leeds and Robert Leeds are minority owners of a wholesale business that sells certain products to mass merchant customers.  These products are, in some instances, similar to the type of products sold by the Company.  The Company believes that the sales volume of competitive products sold by this wholesale business is not significant.  In 2007 the Company subleased office space to this business at an annual rent of approximately $34,000. The Company believes this sublease was entered into on an arms-length basis. The Company did not transact any other business with this wholesale business in 2007.

Related Insurance Broker

The son of Bruce Leeds, the Company’s Vice Chairman, was an employee/shareholder of a company that was an independent representative of an insurance brokerage firm that handled certain of the Company’s insurance matters during 2006 and 2007.  This brokerage firm earned approximately $440,000 in commissions from the Company in 2007. The Company believes that its transactions with this insurance brokerage firm were made on an arms-length basis.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objectives and Philosophy of Our Executive Compensation Programs

The Company’s executive compensation programs are designed to achieve a number of important objectives, including attracting and retaining individuals of superior ability and managerial talent, rewarding individual contributions to the achievement of the Company’s business objectives, promoting integrity and good corporate governance, and motivating executive officers to manage the Company in a manner that will enhance the Company’s growth and financial performance for the benefit our stockholders, customers and other constituencies.

Compensation of the Company’s executive officers is determined based primarily upon an evaluation of Company performance as it relates to three general business areas:

•
Operational and Financial Performance (utilizing standard metrics such as net sales, operating income, gross margin, earnings per share, working capital, stockholder equity and peer group comparisons);

•	Strategic Accomplishments (including growth in the business and in the value of the Company’s assets); and

•
Corporate Governance and Oversight (encompassing legal and regulatory compliance and adherence to company policies including the timely filing of periodic reports with the SEC, the Sarbanes-Oxley Act, employment and safety laws and regulations and the Company’s corporate ethics policy).

In determining the compensation of a particular executive, consideration is given to the specific corporate responsibilities that executive is charged with as they relate to the foregoing business areas.

Elements of Our Executive Compensation Programs

To promote the objectives described above, our executive compensation programs typically consist of the following principal elements:

•	Base salary;

•	Cash bonuses;

•	Stock–based incentives (other than for the Chairman/CEO and the two Vice Chairman of the Company who are considered majority stockholders of the Company); and

•	Benefits, perquisites and other compensation.

Base Salary - Salary levels generally are determined based on individual and Company performance as well as a subjective assessment of prevailing levels among the Company’s competitors.

Cash Bonuses - In establishing annual bonuses, the Company considers such factors relating to the Company’s overall performance and assigns such weight to each such factor as it, in its discretion, deems appropriate.  The Company may also consider its assessment of each individual’s contribution to the Company’s performance. If stockholders approve Proposal 2, the Company will determine cash bonuses to its most highly compensated officers pursuant to the Systemax Executive Incentive Plan.

Stock–Based Incentives - Stock-based incentives, at the present time consisting of (a) stock options granted at 100% of the stock’s fair market value on the grant date and/or (b) restricted stock units granted subject to certain performance conditions, constitute the long-term portion of the Company’s executive compensation package.  Stock options provide an incentive for executives to manage the Company with a view to achieving results which would increase the Company’s stock price and, therefore, the return to the Company’s stockholders.  The number and timing of stock option grants are decided in part based on the Company’s subjective assessment of prevailing levels of similar compensation among the Company’s competitors.  Stock option and restricted stock unit grants must be approved by the Compensation Committee of the Board, or, with respect to grantees who are not officers or directors, by the Compensation Committee’s designee.  Richard Leeds (Chairman and CEO), Bruce Leeds (Vice Chairman) and Robert Leeds (Vice Chairman) do not receive stock options or other stock–based incentives as part of their compensation.  The Messrs. Leeds are members of a family group that together owns more than 60% of the stock of the Company.

Benefits, Perquisites and Other Compensation - The Company provides various employee benefit programs to its executive officers, including medical, dental and life insurance benefits and our 401(k) plan, which includes Company contributions.  The Company also provides Company-owned or leased cars or automobile allowances and gasoline cost reimbursement to certain executive officers and other Company managers as well as other benefits generally available to all employees.  Certain Company executives also have or are entitled to receive severance payments, relocation allowances and/or change of control payments pursuant to negotiated employment agreements they have with the Company (see below).  The Company does not provide to executive officers any  (a) pension benefits or (b) deferred compensation under any defined contribution or other plan on a basis that is not tax-qualified.

Role of the Compensation Committee

The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the Chief Executive Officer and, after an evaluation of the Chief Executive Officer’s performance in light of such goals, to set the compensation of the Chief Executive Officer.  The Compensation Committee also approves, upon the recommendation of the Chief Executive Officer, (a) the annual compensation of the other executive officers of the Company, (b) the annual compensation of certain subsidiary managers, and (c) all individual stock incentive grants to other executive officers.  The Committee is also responsible for reviewing and making periodic recommendations to the Board with respect to the general compensation, benefits and perquisite policies and practices of the Company including the Company’s stock-incentive based compensation plans.

Stock Option Grant Practices

In order to avoid any impropriety or even the appearance of any impropriety with respect to the timing of equity grants, the Compensation Committee adopted the following policies in 2007:

1.
The Compensation Committee will not, except in unusual circumstances, delegate to the Company officers the authority to grant options to employees.  Instead, Company management will present to the Compensation Committee in advance a list of prospective grantees with the specific number of option shares proposed to be granted to each grantee.  The Compensation Committee shall then consider and if agreed, in its discretion, approve the list (with or without modification).  The grant date of such options shall be the date of the Committee approves the list and the exercise price of such options shall be the NYSE closing price of the Company stock on the grant date.

2.
The Compensation Committee will be cognizant of timing the grant of options in relation to the publication of Company earnings releases and other public announcements so as to avoid any perception of  “spring-loading” or “bullet-dodging,” i.e. granting options just after the release of unfavorable news or before the release of favorable news.  Stock option grants will not be made, generally, until after the Company has disclosed, and the market has had an opportunity to react to, material, potentially market-moving, information concerning the Company.

3.	In general, employee stock option grants will be made at fixed times each year.

Tax Deductibility Considerations

It is our policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  Section 162(m) generally prohibits deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals.  Our stock incentive plans (the 1995 Long-term Stock Incentive Plan, the 1999 Long-term Stock Incentive Plan, as amended, the 1995 Stock Option Plan for Non-Employee Directors and the 2006 Stock Incentive Plan for Non-Employee Directors) are structured to permit awards under such plans to qualify as performance-based compensation and to maximize the tax deductibility of such awards.  However, we reserve the discretion to pay compensation to our executive officers that may not be deductible.

Compensation of Executive Officers in 2007

In determining the compensation of the Company’s Chief Executive Officer for the year 2007 and approving the annual compensation of the Company’s other executive officers, the Committee considered, among other factors, the increase in Company revenues from the prior year (19%), the increase in income from operations from the prior year (54%), the increase in net income from the prior year (54%) and the increase in diluted earnings per Share (51%). The Compensation Committee also considered the timely filing of the Company’s annual and quarterly SEC reports for the year 2007 and the attestation report of Ernst & Young, an independent registered public accounting firm, on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007 (a copy of which is included in the Company’s Annual Report on From 10-K for the fiscal year ended December 31, 2007).

Compensation Arrangements of Certain Executive Officers

Richard Leeds

Richard Leeds, Chairman and Chief Executive Officer of the Company, has no employment agreement.  Mr. Leeds received an annual salary of $442,600 in 2007 and $420,000 in 2006.  He received a cash bonus of $600,000 in both 2007 and 2006.  Mr. Leeds received $19,843 in other compensation in 2007 and $27,795 in 2006. He received no stock options or other stock-based incentive grants in either 2007 or 2006.

Robert Leeds

Robert Leeds, Vice Chairman of the Company, has no employment agreement.  Mr. Leeds received an annual salary of $405,365 in 2007 and $389,881 in 2006.  He received a cash bonus of $400,000 in 2007 and $250,000 in 2006. Mr. Leeds received $18,923 in other compensation in 2007 and $21,890 in 2006. Mr. Leeds received no stock options or other stock-based incentive grants in either 2007 or 2006.

Bruce Leeds

Bruce Leeds, the Vice Chairman of the Company has no employment agreement. Mr. Leeds received an annual salary of $405,365 in 2007 and $389,881 in 2006.  He received a cash bonus of $400,000 in 2007 and $250,000 in 2006. Mr. Leeds received $21,912 in other compensation in 2007 and $26,061 in 2006. Mr. Leeds received no stock options or other stock-based incentive grants in either 2007 or 2006.

Gilbert Fiorentino

On October 12, 2004, the Company entered into an employment agreement with Gilbert Fiorentino, the President of SYX Services Inc. and a director of the Company.  The agreement was effective as of June 1, 2004 and expires on December 31, 2013 unless terminated sooner under the terms of the agreement.  The Company may terminate the agreement without cause on 30 days’ notice provided certain severance payments are made (see below).

Mr. Fiorentino’s compensation consists of a base salary at the initial annual rate of $400,000 (which is increased by five percent per year subject to certain Company earnings requirements) and a performance bonus of $250,000 per year (similarly increasing annually) provided that he meets certain performance criteria previously established from time to time by the Executive Committee of the Board of Systemax.  He is also eligible for an additional bonus, in the discretion of the Board.  In 2007 Mr. Fiorentino received $456,484 in annual salary and a cash bonus of  $1,983,000. In 2006 Mr. Fiorentino received $453,923 in annual salary and a cash bonus of $950,000. He received $624,916 in other compensation in 2007 (including a $600,000 dividend equivalent payment) and $37,709 in other compensation in 2006. His cash bonus in 2007 was determined based on the increase in 2007 in the operating income (EBITDA) of the Technology Products segment of the Company as compared with 2006. Mr. Fiorentino received no stock options or other stock based incentive grants in 2007. In 2006 he was granted an option to purchase 166,667 shares of Company stock pursuant to his employment agreement.

Under the terms of his employment agreement, Mr. Fiorentino is entitled to a special bonus of 0.85% of the total proceeds of a “qualified” change of control transaction upon the first occurrence of a change of control meeting certain conditions.  Additional benefits include medical benefits, life insurance, an automobile and vacation.  The Company has also agreed to make certain “gross up” payments if other payments to Mr. Fiorentino are deemed by the IRS to be subject to excise tax.

The vesting schedule of previously granted options was accelerated as follows: Mr. Fiorentino’s option to purchase 350,000 shares of Company stock, granted on February 28, 2003, at an exercise price of $1.76 per Share and his option to purchase 50,000 shares of Company stock, granted on April 1, 2003, at an exercise price of $1.95 per Share both now vest at 20% per year with the first 20% vesting on October 12, 2004 (the date of execution of the employment agreement).  Mr. Fiorentino also was granted new options under the Company’s 1999 Long Term Stock Incentive Plan for 166,667 shares, and the agreement obligated the Company to issue additional options on 166,667 shares in each of August 2005 and 2006, at the then-fair market value.  Options vest in five annual cumulative installments of 20% each.

Mr. Fiorentino also was granted, pursuant to a restricted stock unit agreement (the form of which is part of his employment agreement), 1,000,000 restricted stock units under the 1999 Long Term Stock Incentive Plan conditioned on stock holder approval and the satisfaction of certain performance conditions based on the earnings before interest, taxes, depreciation and amortization in fiscal 2004 or fiscal 2005.  Such restricted stock units vested in accordance with the following schedule: 200,000 on May 31, 2005 and 100,000 on April 1, 2006 and each April thereafter, until April 1, 2015.  The restricted stock units do not reflect actual issued Shares; Shares are distributed within 30 days after a “Distribution Event”.  A Distribution Event is defined as the earliest of the date that Mr. Fiorentino is no longer employed by the Company, the date of a change of control (as defined) or January 1, 2006 for the units that vest in 2005 or the date on which any subsequent units vest for units that vest after 2005.  If the Company pays dividends or makes other distributions during the term of the restricted stock agreement, however, Mr. Fiorentino has the right to receive equivalent payments under certain circumstances, but shares of Company stock shall only be distributed when there is a Distribution Event.

If Mr. Fiorentino is terminated by the Company without cause (as defined in Mr. Fiorentino’s employment agreement), under most circumstances he would become vested in at least half of the restricted stock units that were awarded to him (or all of such units under certain circumstances if a “Qualified Change of Control” as, defined in the agreement, had occurred), subject to the Company’s right to redeem such units.

Mr. Fiorentino is subject to a two-year non-competition covenant following termination of employment, although such period can be shortened to one year or lengthened to three years by the Company in the event of a Termination Without Cause (as defined).  The Company is obligated to continue the employee’s salary and certain other benefits for such non-competition period after an early termination by (a) the Company other than for cause or (b) the employee for “Good Reason” (as defined) or after the expiration of the agreement at its scheduled termination date.  In the event of a Termination Without Cause by the Company or a termination by the employee for Good Reason, certain unvested restricted stock units generally vest and certain options may vest.  In certain instances the Company has the right to redeem vested restricted stock units at fair market value.

Lawrence P. Reinhold

Lawrence P. Reinhold was appointed Executive Vice President and Chief Financial Officer effective January 17, 2007. The Company entered into an employment agreement with Mr. Reinhold. The agreement provides for a minimum base salary of $400,000 (which may be increased in the discretion of the Company) and a bonus (which the agreement states is expected to be at least equal to 50% of the base salary) assuming Mr. Reinhold meets certain performance objectives (including the Company’s financial performance objectives) established for him by the Company.  He is entitled to receive four weeks vacation, a relocation allowance, a car allowance of up to $1,200 per month or a company-leased car, and an option to purchase 100,000 Shares pursuant to the Company’s 1999 Long Term Stock Incentive Plan (vesting in four equal annual installments commencing on the first anniversary of the grant).

The agreement is terminable upon death or total disability, by the Company for “cause” (as defined) or without cause, or by the employee voluntarily for any reason or for “good reason” (as defined).  In the event of termination for death, disability, cause or voluntary termination by Mr. Reinhold, the Company will owe no further payments other than as applicable under disability or medical plans, any accrued but unused vacation time (up to four weeks) and, in the event of termination for disability or death, the pro rata portion of any bonus which would otherwise be paid.  If Mr. Reinhold resigns for good reason or if the Company terminates him for any reason other than disability, death or cause, he shall also receive severance payments equal to 12 months’ base salary (or 24 months’ base salary if termination is within 60 days prior to or one year following a “change of control,” as defined), one year’s base salary bonus based on his average annual bonus for the prior two years (unless he was employed for less than two years in which case he will receive a prorated bonus) and a reimbursement of costs for COBRA insurance coverage in addition to the payments paid for other terminations. The employment agreement includes customary nondisclosure and intellectual property rights provisions and non-compete/non-solicit provisions effective for one year following termination. In 2007 Mr. Reinhold received $380,385 in annual salary, a cash bonus of $325,000, a stock option grant of 100,000 shares of Company stock pursuant to his employment agreement and $20,921 in other compensation.

Compensation Committee Report to Stockholders*

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears in this proxy statement, with the management of Systemax.  Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Systemax’s proxy statement on Schedule 14A.

COMPENSATION COMMITTEE
Stacy S. Dick
Robert D. Rosenthal
Ann R. Leven

Compensation Committee Interlocks and Insider Participation

The members of the Company’s Compensation Committee for fiscal year 2007 were Ann R. Leven, Robert D. Rosenthal and Stacy S. Dick.  The Company employs no member of the Compensation Committee.  No Director of the Company served during the last completed fiscal year as an executive officer of any entity whose compensation committee (or other comparable committee, or the Board, as appropriate) included an officer of the Company.  There are no “interlocks” as defined by the Securities and Exchange Commission.

___________________________
*
This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by the Chief Executive Officer (“CEO”, our principal executive officer), Chief Financial Officer (“CFO”, our principal financial officer), and the three most highly compensated officers other than the CEO and CFO (collectively the “Named Executive Officers”) for the years ended December 31, 2006 and 2007:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)		Total ($)
(a)	(b)	(c)		(d)		(e)	(f)	(g)	(h)	(i)		(j)
Richard Leeds Chairman and Chief Executive Officer (Principal Executive Officer)	2006		$420,000		$600,000	-	-	-	-	$27,795	(2)	$1,047,795
	2007		442,600		600,000					$$19,843	(2)	$1,062,443
Lawrence P. Reinhold Executive Vice President and Chief Financial Officer (Principal Financial Officer)	2006 2007	$	- 380,385	$	- 325,000	- -	$ - 714,073	- -	- -	$ - 20,921	(3)	$ - 1,440,379

Bruce Leeds Vice Chairman	2006 2007	$ $	389,881 $405,365	$ $	250,000 $400,000	- -	- -	- -	- -	$26,061	(4)	$665,942 827,277
										$21,912	(4)
Robert Leeds Vice Chairman	2006 2007	$ $	389,881 $405,365	$ $	250,000 $400,000	- -	- -	- -	- -	$21,890	(5)	$661,771 824,288
										$$18,923	(5)
Gilbert Fiorentino President of SYX Services Inc.	2006		$453,923		$950,000	-	$917,438	-	-	$37,709	(6)	$2,359,070
	2007		$456,484		$1,983,00	-	-			$624,916	(6)	$3,064,400

(1) This column represents the dollar amount recognized for financial statement purposes with respect to the 2006 and 2007 fiscal years for the fair value of stock options granted in 2006 as well as in prior years in accordance with SFAS 123R.  As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service based vesting conditions.  These amounts were calculated using the Black-Scholes option-pricing model.

(2) Includes $22,599 in auto-related expenses in 2006 and $19,843 in 2007. In 2006 also includes certain medical insurance and other employee benefits not generally available to employees.

  (3) Includes $17,546 in auto-related expenses. Also includes Company 401K contributions.

(4) Includes $20,865 in auto-related expenses in 2006 and $21,912 in 2007. In 2006 also includes certain medical insurance and other employee benefits not generally available to employees.

(5) Includes $16,694 in auto-related expenses in 2006 and $18,923 in 2007. In 2006 also includes certain medical insurance and other employee benefits not generally available to employees.

(6) In 2007 includes $600,000 in a dividend equivalent payment. Includes $22,635 in auto-related expense in 2006 and $21,541 in 2007. Also includes Company 401K contributions and in 2006 certain medical insurance and other employee benefits not generally available to employees.

 GRANTS OF PLAN-BASED AWARDS IN 2007

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that the Company made during the fiscal year ended December 31, 2007 to each of the Named Executive Officers receiving such awards:

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(1)
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Lawrence P. Reinhold	1/17/2007	-	-	-	-	-	-	-	100,000	$20.15	$1,446,307

(i)
This column represents the fair value of the stock option on the granted dated determined in accordance with the provisions of SFAS 123R. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

The following table shows information regarding grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2007, including both awards subject to performance conditions and non-performance based awards, to each of the Named Executive Officers holding such awards:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Lawrence P. Reinhold	-	100,000 (1)	-	$20.15	1/17/17	-	-	-	-

Gilbert Fiorentino	20,000 (1)	-	-	$7.31	10/25/09	-	-	-	-
	50,833 (1)	-	-	$1.95	2/15/11	-	-	-	-
	50,833 (1)	-	-	$3.05	5/31/12	-	-	-	-
	280,000 (2)	70,000 (2)	-	$1.76	2/28/13	-	-	-	-
	40,000 (2)	10,000 (2)	-	$1.95	4/1/13	-	-	-	-
	133,334 (3)	33,333 (3)	-	$5.65	10/11/14	-	-	-	-
	100,001 (3)	66,666 (3)	-	$6.80	3/22/16	-	-	-	-
	66,667 (3)	100,000 (3)	-	$8.06	8/25/16	-	-	-	-
	-	-	-	-	-	600,000	$10,770,000	-	-
(1) Options vested 25% per year over four years from date of grant.
(2) Options vested 20% over five years from date of grant.
(3) Granted pursuant to Mr. Fiorentino’s employment contract (see page 14). Options vest 20% per year over five years from date of grant.

OPTION EXERCISES AND STOCK VESTED IN 2007

The following table shows information regarding exercise of options to purchase Systemax common stock and vesting of stock awards by each of the Named Executive Officers whose options were exercised or awards vested during the fiscal year ended December 31, 2007:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercised (#)	Value Realized on Exercised ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
(a)	(b)	(c)	(d)	(e)
Gilbert Fiorentino	-	-	300,000	$5,363,000
   (1) Value realized is based upon the closing price of the company’s stock on the exercise or vesting date.

If employment of any of our named officers is terminated without cause (as defined in the executive’s employment agreement) in a situation not involving a change in control, the chart below sets forth the severance payments that would have been made based on a hypothetical termination date of December 31, 2007 and using the closing price of our stock on the last trading date before that date.  These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of the officer’s employment.

Termination of Employment Without Change In Control

Name	Cash Compensation (Salary) ($)	Value of Accelerated Vesting of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)
Richard Leeds	--	--	--	--
Bruce Leeds	--	--	--	--
Robert Leeds	--	--	--	--
Gilbert Fiorentino	$912,968(1)	$2,870,324(2)	$34,800(3)	$3,818,092
Lawrence P. Reinhold	$400,000(4)	--	--	$400,000

Upon a change in control, the chart below sets forth the change in control payments that would have been made based on a hypothetical change of control date of December 31, 2007 and using the closing price of our stock on the last trading date before that date.  These amounts are estimates and the actual amounts to be paid can only be determined at the time of the change of control.

Change In Control Payments

Name	Cash Compensation ($)	Value of Accelerated Vesting of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)
Richard Leeds	--	--	--	--
Bruce Leeds	--	--	--	--
Robert Leeds	--	--	--	--
Gilbert Fiorentino	$912,968 (1) (5)	$13,030,324(6)	$34,800(7)	$13,978,092 (8)
Lawrence P. Reinhold	$800,000(9)	--	$34,800	$834,800

(1) Represents 2 years’ salary. Additional bonus payment may also be due.

(2) Represents accelerated vesting of 100,000 restricted stock units and options to purchase 66,666 shares of Company stock.

(3) Represents 2 years’ medical and other benefits.

(4) Represents 1 year’s salary.

(5) Upon a “Qualifying Change of Control” as defined in his employment agreement, Mr. Fiorentino would also receive 0.85% of “Qualifying Value” of “Qualifying Change of Control” transaction as defined in his employment agreement.

(6) Represents accelerated vesting of 600,000 restricted stock units and options to purchase 66,666 shares of Company stock.

(7) Upon a change in control, Mr. Fiorentino may be subject to certain excise taxes under Section 280G of the Code.  The Company has agreed to reimburse Mr. Fiorentino for those excise taxes as well as for any income and excise taxes payable by the officers as a result of any such reimbursement capped at $6 million in the aggregate.

(8) Total additional amounts for (a) bonus, (b) change of control payment as described in footnote (5), and (c) reimbursement of excise taxes as described in footnote (7) may also be due.

(9) Represents 2 years’ salary.

APPROVAL OF THE EXECUTIVE INCENTIVE PLAN
Item 2 on Proxy Card

The Compensation Committee has determined that the adoption of an executive incentive plan (the “Systemax Executive Incentive Plan”) will assist the Company in providing competitive incentive opportunities to executive officers of the Company who can significantly influence the Company’s performance and improve its ability to attract and motivate its management team.  In this regard, subject to stockholder approval of this proposal, executive officers of the Company will be eligible to receive an annual cash bonus, not to exceed 500% of their base salary, based on the Company’s achievement of certain annual performance−based goals.

The Board proposes that stockholders approve the Executive Incentive Plan, so that if established goals and targets are met, certain payments that would be made under this plan to the Company’s most highly compensated officers may be deductible by the Company for federal income tax purposes.

Generally, Section 162(m) of the Code does not permit publicly held companies like the Company to deduct compensation paid to certain executive officers to the extent it exceeds $1 million per officer in any year.  However, a performance−based compensation plan that is approved by stockholders at least once every five years generally will not be subject to this deduction limit.  So long as the Company complies with these and other requirements set forth in Section 162(m) of the Code, all amounts paid to executive officers under the plan will qualify for a federal tax deduction by the Company.

The Systemax Executive Incentive Bonus Plan is set forth below:

               Systemax Executive Incentive Plan

•
The purpose of the Systemax Executive Incentive Plan is to promote the achievement of the Company’s business objectives by providing cash bonus awards to those executive officers who can significantly impact the Company’s performance towards those objectives.  Further, the Executive Incentive Plan enhances the Company’s ability to attract, develop and motivate individuals as members of a talented management team.  As described herein, the cash bonus awards made under the Executive Incentive Plan may recognize Company, business unit, team and/or individual performance.  The number of Company executives who are eligible to participate in the Executive Incentive Plan is currently seven.

•
If the Executive Incentive Plan is approved, the Compensation Committee will administer the plan, and may amend the plan.  This committee is composed entirely of independent directors of the Company, as defined under Section 162(m) of the Code.

•
Cash bonus awards made under the Systemax Executive Incentive Plan will be subject to a participant achieving one or more performance goals established by the Compensation Committee.  The performance goals may be based on the overall performance of the Company, and also may recognize business unit, team and/or individual performance.  No payment will be made under the Executive Incentive Plan unless the Compensation Committee certifies that at least the minimum objective performance measures have been met.

•	Performance goals will be determined based primarily upon three general business areas:

1) Operational and Financial Performance (utilizing standard metrics such as net sales, operating income, gross margin, earnings per share, working capital, stockholder equity and peer group comparisons);

2) Strategic Accomplishments (including growth in the business and in the value of the Company’s assets); and

3) Corporate Governance and Oversight (encompassing legal and regulatory compliance and adherence to company policies including the timely filing of periodic reports with the SEC, the Sarbanes-Oxley Act, employment and safety laws and regulations and the Company’s corporate ethics policy).

In determining the compensation of a particular executive, consideration is given to the specific corporate responsibilities that executive is charged with as they relate to the foregoing business areas.

•	The Compensation Committee would have the discretion to reduce the amount payable to, or to determine that no amount will be paid to, a participant.

•
The amount of any cash bonus award will vary based on the level of actual performance.  The amount of any award for a given year is determined for each participant by multiplying the individual participant’s actual base salary in effect at the end of that year by a target percentage (from 0% to 500%), related to the attainment of one or more performance goals, determined by the Compensation Committee.  The maximum amount payable under the Executive Incentive Plan to any participant for any fiscal year of the Company is $5 million. In the event that an award contains more than one performance goal, participants in the plan will be entitled to receive the portion of the target percentage allocated to the performance goal achieved.  In the event that the Company does not achieve at least the minimum performance goals established, no award payment will be made.

•
The actual amount of future payments under the Executive Incentive Plan will be based on the Company’s future performance as it relates to the three aforementioned general business areas, the applicable future performance goals for a particular executive and the target percentages to be established by the Compensation Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXECUTIVE INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

APPROVAL OF AMENDMENTS TO THE COMPANY’S 1999 LONG-TERM STOCK
 INCENTIVE PLAN
Item 3 on Proxy Card

The Company’s Board of Directors is recommending that the Company’s 1999 Long Term Stock Incentive Plan (the “Plan”) be amended to (a) increase the number of Shares with respect to which awards may be granted under the Plan to a total of 7,500,000 million Shares and (b) extend the expiration date of the Plan to December 31, 2010.  Stockholder approval is being sought in order to qualify options granted under the plan for incentive compensation treatment under Section 162(m) of the Code.  A copy of the Plan as amended is attached as Exhibit A to this proxy statement.

The following is a summary of the principal provisions of the Plan as amended.

Purpose

The purposes of the Plan are to promote the interests of the Company and its stockholders by: (i) attracting and retaining exceptional executive officers and other key employees, including consultants and advisors to the Company and its affiliates; (ii) motivating such employees, consultants and advisors by means of performance-related incentives to achieve longer-ranger performance goals; and (iii) enabling such employees, consultants and advisors to participate in the long-term growth and financial success of the Company.

Shares Available Under the Plan

The maximum number of Shares that may be the subject of awards under the Plan as amended will be 7,500,000 Shares.  Currently the maximum number is 5,000,000 Shares.  As of April 17, 2008, options to purchase 1,426,787 Shares were outstanding under the Plan.  No other type of award has been granted under the Plan.  The weighted-average exercise price of outstanding options previously granted under the Plan is $11.43  The number of Shares remaining available for future issuance under the Plan is 2,249,614 excluding the Shares that are the subject of this Plan amendment and 4,749,614 including the Shares that are the subject of this Plan amendment.  The maximum number of Shares that may be the subject of awards granted to any person during any calendar year cannot exceed 1,500,000 Shares per type of awards and 3,000,000 Shares in total.  Such number of Shares is subject to adjustment resulting from stock dividends, split-ups, conversions, exchanges, reclassifications, or other substitutions of securities for the Shares.  Any Shares underlying what are called Substitute Awards (awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines) under the Plan shall not, except in the case of Shares with respect to which substitute are granted to employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for awards under the Plan.

Shares subject to options granted under the Plan as of April 17, 2008 were as follows:

NAME AND POSITION                                                                                     NUMBER OF UNITS
------------------------------                                                                                        ---------------------------

Richard Leeds, Chairman and CEO                            0
Bruce Leeds, Vice Chm. and Pres.                              0

Robert Leeds, Vice Chm. and Pres.                                                                                       0
Executive Group                                                                                                            977,917
Non-Executive Director Group                                                                                              0
Non-Executive Officer Employee Group                                                                   448,870

On April 17, 2008, the closing price of the Shares, as reported on the New York Stock Exchange, was $13.30.

If any option under the Plan shall expire or terminate without having been exercised in full or if any award should be forfeited or settled for cash or is otherwise terminated or cancelled without the delivery of Shares, the unpurchased, forfeited or cancelled Shares may again be made subject to awards under the plan; provided, however, that with respect to any options or stock appreciation rights granted to any individual who is a “covered employee” as defined in Section 162(m) of the Code and the regulations thereunder that is canceled or as to which the exercise price or grant price is reduced, the number of Shares subject to such options or stock appreciation rights shall continue to count against the maximum number of Shares which may be the subject of options and stock appreciation rights granted to such covered employee and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and regulations promulgated thereunder.  Shares delivered under the Plan will be made available, at the discretion of the Compensation Committee, either from authorized but unissued Shares or from previously issued Shares reacquired by the Company, including Shares purchased on the open market.

Administration

The Plan is administered by the Compensation Committee which is appointed by the Board and consists of not less than two members of the Board who are “Non-Employee Directors” within the meaning of Rule 16b-3(d)(3) (as it may be amended from time to time) promulgated by the SEC under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.  Under the Plan, however, options granted to members of the Board who are not also employees must be granted by action of the full Board and options granted to consultants can be granted by action of either the Compensation Committee or the full Board, as applicable.  The Board may remove any member of the Compensation Committee at any time, with or without cause.  Options are granted in the discretion of the Compensation Committee or the Board.  For the balance of this description, references to the Compensation Committee shall be deemed to refer to the Board in the case of options granted by the Board to directors or consultants.

Types of Awards to be Granted

The Compensation Committee may grant under the Plan only “non-qualified stock options”, i.e. options that are not considered “incentive options” under Section 422 of the Code.  The Compensation Committee may also grant other stock-based awards, including stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards.

Eligibility and Conditions of Grant

Persons eligible to receive awards under the Plan are such employees and directors of, and consultants and advisors to, the Company and its subsidiaries as the Compensation Committee may select in its sole discretion.

The number of Shares or options to be awarded to any individual under the Plan and the term, the exercise price and the vesting schedule thereof is determined by the Compensation Committee in its sole discretion (based upon the Compensation Committee’s determination as to the contribution or anticipated contribution of the individual to the success of the Company).  Options and all rights thereunder are non-transferable and non-assignable by the holder, except to the extent that the estate of a deceased holder of an option may be permitted to exercise such option or as otherwise allowed by the Compensation Committee in certain instances.

Exercise of Options
Options shall be exercisable at such rate and times as are fixed by the Compensation Committee for each option.  Notwithstanding the foregoing, all or any part of any remaining unexercised options granted to any person under the Plan may be exercised (a) immediately upon (but prior to the expiration of the term of the option) the holder’s retirement from the Company on or after his or her 65th birthday, (b) subject to the provisions of the Plan concerning termination of employment, upon the disability (to the extent and in a manner as shall be determined by the Compensation Committee in its sole discretion) or death of the holder, (c) upon the occurrence of such special circumstances or event as in the opinion of the Compensation Committee merits special consideration or (d) with a few exceptions, if while the holder is employed by, or serving as a director of or consultant to, the Company there occurs the acquisition by a person or entity, or a group of persons or entities acting in conjunction, of 20% or more of the issued and outstanding Shares having ordinary voting power, or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company, or a merger or consolidation of the Company into or with any other company which results in the acquisition of the Company by a non-affiliated entity, or any other event which would similarly constitute an acquisition of the Company by a non-affiliated entity.

Payment for and Issuance of Shares

Payment for the Shares purchased pursuant to the exercise of an option shall be made in full at the time of the exercise by the use of one of the following methods: (a) paid in cash or its equivalent; (b) if and to the extent permitted by the Compensation Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest); or (c) by a combination of (a) and (b), provided that the combined value of all cash and cash equivalents and the fair market value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option exercise price.  The Plan contains standard provisions to assure that any exercise of an option or the issuance of Shares will comply with applicable securities and income tax withholding laws.

In the event that any participant delivers Shares in payment of the exercise price of any option, the Compensation Committee shall have the authority to grant or provide for the automatic grant of a restoration option to such participant.  The grant of a restoration option shall be subject to the satisfaction of such conditions or criteria as the Compensation Committee in its sole discretion shall establish from time to time.  A restoration option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered upon exercise of the original option.  A restoration option shall have a per Share exercise price of not less than 100% of the per Share market value on the date of grant of such restoration option, a term no longer than the remaining term of the original option at the time of exercise thereof, and such other terms and conditions as the Compensation Committee in its sole discretion shall determine.

Amendment and Termination of the Plan

The Board may at any time amend, suspend or discontinue the Plan except that no amendment to the Plan can increase the number of Shares for which options may be granted under the Plan or to any individual in any calendar year (except pursuant to the adjustment provisions described above) or change the class of persons to whom options may be granted without stockholder approval, or permit the granting of options after December 31, 2010 (except with respect to restoration options with regard to options that themselves survive beyond 2010).  In addition, no amendment can alter the terms and conditions of any option granted prior to the amendment, unless the holder consents to such amendment.

Section 162(m) of the Code

Under Section 162(m) of the Code, publicly-held companies generally may not deduct compensation that exceeds $1 million to any proxy-named executive officer with respect to the taxable year.  Compensation which is performance-based (as defined in Section 162(m) and regulations thereunder), however, is not counted as subject to the deductibility limitations of Section 162(m).  Options granted under the Plan are intended to qualify as performance-based under Section 162(m) and related regulations.

Vote Required for Approval

Shareholder approval of the amendment to increase the number of Shares eligible for grant under the Plan is required pursuant to the Code (as it relates to incentive stock options and to Section 162(m)).  Future amendments to the Plan will also require stockholder approval pursuant to the rules of the New York Stock Exchange.

Approval of the amendments will require the affirmative vote of the holders of a majority of the votes cast on this issue.  There are no rights of appraisal or dissenter’s rights as a result of a vote on this issue.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE COMPANY’S 1999 LONG-TERM STOCK INCENTIVE PLAN AS AMENDED, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

RATIFICATION OF INDEPENDENT REGISTERD PUBLIC ACCOUNTANTS
Item 4 on Proxy Card

Action is to be taken at the Annual Meeting to ratify the selection of Ernst & Young LLP as independent registered public accountants for the Company for the fiscal year ended December 31, 2008.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions.  They will have an opportunity to make a statement if they so desire.

Principal Accounting Fees and Services

The following are the fees billed by Ernst & Young LLP for services rendered during the fiscal years ended December 31, 2006 and 2007:

Audit and Audit-related Fees

Ernst & Young billed the Company $3,450,745 for professional services rendered for the audit of the Company’s annual consolidated financial statements for the fiscal year ended December 31, 2007 and its reviews of the interim financial statements included in the Company’s Forms 10-Q for that fiscal year and $2,160,982 for professional services rendered for the audit of the Company’s annual consolidated financial statements and its internal control over financial reporting for the fiscal year ended December 31, 2006 and its interim reviews of the financial statements included in the Company’s Forms 10-Q for that fiscal year.

Tax Fees

Tax fees included services for international tax compliance, planning and advice. Ernst &Young LLP billed the Company for professional services rendered for tax compliance, planning and advice in 2007 an aggregate of $22,500. Ernst & Young LLP provided no tax related services to the Company in 2006.

All Other Fees

No other fees were billed by Ernst & Young LLP for the years ended December 31, 2006 and 2007.

The Audit Committee is responsible for approving every engagement of the Company’s independent registered public accountants to perform audit or non-audit services on behalf of the Company or any of its subsidiaries before such accountants can be engaged to provide those services.  The Audit Committee of the Board has reviewed the services provided to the Company by Ernst & Young LLP and believes that the non-audit/review services it has provided are compatible with maintaining the auditor’s independence.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants is not required by the Company’s By-Laws or other applicable legal requirement.  However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm.  Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of different independent registered public accountants at any time during the year or thereafter if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required for Approval

Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy and entitled to vote on the issue.  There are no rights of appraisal or dissenter’s rights as a result of a vote on this issue.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2008, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY CARD.

ADDITIONAL MATTERS

Solicitation of Proxies

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  In addition to solicitation by mail, solicitations may also be made by personal interview, fax and telephone.  Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for expenses in so doing.  Consistent with the Company’s confidential voting procedure, Directors, officers and other regular employees of the Company, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.

Annual Report

The Annual Report of the Company for the year ended December 31, 2007 will be first mailed to all stockholders with this proxy statement.

Stockholder Proposals

Stockholder proposals intended to be presented at the Annual Meeting, including proposals for the nomination of Directors, must be received by March 31, 2009, to be considered for the 2009 annual meeting pursuant to Rule 14a-8 under the Exchange Act.  Stockholders proposals should be mailed to Systemax Inc., Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.

Other Matters

The Board does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting.  If other matters properly come before the meeting, the persons named as proxies intend to vote the Shares they represent in accordance with their judgment.

A COPY OF THE COMPANY’S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 IS INCLUDED AS PART OF THE COMPANY’S ANNUAL REPORT PROVIDED WITH THIS PROXY STATEMENT.  AN ADDITIONAL COPY MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST.  Such request should be sent to: SYSTEMAX INC., 11 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations or via email to investinfo@systemax.com.

Available Information

The Company maintains an internet web site at www.systemax.com.  The Company files reports with the Securities and Exchange Commission and makes available free of charge on or through this web site its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including all amendments to those reports.  These are available as soon as is reasonably practicable after they are filed with the SEC.  All reports mentioned above are also available from the SEC’s web site (www.sec.gov).  The information on the Company’s web site or any report the Company files with, or furnishes to, the SEC is not part of this proxy statement.

The Board has adopted the following corporate governance documents (the “Corporate Governance Documents”):

•	Corporate Ethics Policy for officers, Directors and employees;

•	Charter for the Audit Committee of the Board;

•	Charter for the Compensation Committee of the Board;

•	Charter for the Nominating/Corporate Governance Committee of the Board; and

•	Corporate Governance Guidelines and Principles.

In accordance with the corporate governance rules of the New York Stock Exchange, each of the Corporate Governance Documents is available on the Company’s Company web site (www.systemax.com) or can be obtained by writing to Systemax Inc., Attention: Board of Directors (Corporate Governance), 11 Harbor Park Drive, Port Washington, NY 11050.

SYSTEMAX INC.
P R O X Y
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Curt Rush and Thomas Axmacher, and each of them, with power of substitution, attorneys and proxies to represent and vote all shares of Common Stock of Systemax Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Systemax Inc. to be held on June 12, 2008, at 2:00 p.m., local time, and at any adjournment or postponements thereof.

Under the Company’s By-Laws, business transacted at the Annual Meeting of Stockholders is confined to the purposes stated in the Notice of the Meeting. This proxy will, however, convey discretionary authority to the persons named herein as proxies to vote on matters incident to the conduct of the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all the nominees and FOR proposals 2, 3 and 4.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
SYSTEMAX INC.
June 12, 2008

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.	Election of Directors: Nominees

O FOR ALL NOMINEES O AGAINST ALL NOMINEES O FOR ALL EXCEPT (See instructions below)	O Richard Leeds O Bruce Leeds O Robert Leeds O Gilbert Fiorentino O Robert Rosenthal O Stacy S. Dick O Ann R. Leven
INSTRUCTIONS: To vote against any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to vote against, as shown here: [x]
	FOR	AGAINST	ABSTAIN
2. To consider and vote upon a proposal to approve the Company's Executive Incentive Plan.	[__]	[__]	[__]
3. To consider and vote upon a proposal to approve amendments to the Company's 1999 Long-Term Stock Incentive Plan.	[__]	[__]	[__]
4. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for fiscal 2008.	[__]	[__]	[__]
5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   [____]

Signature of Stockholder: __________________________ Date: _____________

Signature of Stockholder: __________________________ Date: _____________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Exhibit A

SYSTEMAX INC.

1999 Long-Term Stock Incentive Plan
(As Amended Effective June 12, 2008)

SECTION 1. Purpose. The purposes of this Systemax Inc. 1999 Long Term Stock Incentive Plan are to promote the interests of Systemax Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees, including consultants and advisors to the Company and its Affiliates, as defined below; (ii) motivating such employees, consultants and advisors by means of performance-related incentives to achieve longer-ranger performance goals; and (iii) enabling such employees, consultants and advisors to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions. As used in the plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Performance Award or other Stock-Based Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 and to the extent that such persons are available, is a “Non-Employee Director” within the meaning of Rule 16b-3 and, to the extent that such persons are available, each of whom is an “outside director” within the meaning of Section 162 (m) of the Code.

“Company” shall mean Systemax Inc., together with any successor thereto.

“Employee” shall mean (i) an employee of the Company or of any affiliate and (ii) an individual providing consulting or advisory services to the Company or any Affiliate as an independent contractor.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

“Incentive Stock Option” shall mean a right to purchase Shares that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

“Option” shall mean a Non-Qualified Stock Option and shall include a Restoration Option.

“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.

“Participant” shall mean any Employee selected by the Committee to receive an Award under the Plan.

“Performance Award” shall mean any right granted under Section 9 of the Plan.

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Plan” shall mean this Systemax 1999 Long-Term Stock Incentive Plan.

“Restoration Option” shall mean an Option granted pursuant to Section 6(e) of the Plan.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any united granted under Section 8 of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

“Shares” shall mean the common stock of the Company, $0.01 par value, or such other securities of the Company as may be designated by the Committee from time to time.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

“Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Affiliate, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards maybe granted under the Plan shall be 7,500,000. The maximum number of Shares which may be the subject of Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units granted to any individual during any calendar year shall not exceed 1,500,000 Shares per type of Award and 3,000,000 Shares in total. If, after the effective date of the Plan any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award is settled for cash or otherwise terminates or is cancelled without the delivery of Shares, the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards granted; provided, however, that with respect to any Options or Stock Appreciation Rights granted to any individual who is a “covered employee” as defined in Section 162(m) of the Code and the regulations thereunder that is canceled or as to which the exercise price or grant price is reduced, the number of Shares subject to such Options or Stock Appreciation Rights shall continue to count against the maximum number of Shares which may be the subject of Options and Stock Appreciation Rights granted to such covered employee and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and regulations promulgated thereunder.  In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.

(b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kinds of other securities of the property) with respect to which Awards may be granted, (ii) the number of Shares of other securities of the Company (or number and kinds of other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

(c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which substitute are granted to Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

(d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued and unissued Shares or of treasury Shares.

SECTION 5. Eligibility. Any Employee, including any officer or director of the Company, shall be eligible to be designated a participant.

SECTION 6. Stock Options.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option. The option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Non-Qualified Stock Options. The Committee shall not have the authority to grant Incentive Stock Options under the Plan.

(b) Exercise Price. The Committee in it sole discretion shall establish the exercise price at the time each option is granted.

(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until full payment in full of the Option price thereof is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to what extent permitted by the Committee, by exchanging Shares owner by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such Option price.

(e) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The Grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time.  A Restoration Option shall entitle the holder therof to purchase a number of Shares equal to the  number of such Shares so delivered upon exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Market Value on the date of grant of such Restoration Option, a term no longer than the remaining term of the original option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

Section 7. Stock Appreciation Rights.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant.

(b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of  the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof.  The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right.  Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised thereafter.  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8. Restricted Stock and Restricted Stock Units.

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

(b) Transfer restrictions.   Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the Case of Restricted Stock, as provided in the plan or the applicable Award agreements.  Certificates issues in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in the blank with the company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.

               (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, other securities or other property, as determined in the sole discretion of the Committee.  Dividends paid on any Shares of Restricted Stock may be directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

(d) Objective Performance Goals, Formulae or Standards.  If the grant of Restricted Stock or Restricted Stock Units, or the lapse of restrictions or vesting, is based on the attainment of one or more objective performance goals intended to comply with Section 162(m) of the Code, then the Committee shall establish the performance goals and the applicable vesting percentage of the Restricted Stock or Restricted Stock Units applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee, but in any event within three months after the beginning of the applicable fiscal year and while the outcome of the performance goals are substantially uncertain.  Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances.  With regard to Restricted Stock or Restricted Stock Units that are intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.  The applicable performance goals shall be based on one or more of the following performance criteria: Share price, earnings (including but not limited to EBITDA), earnings per Share, sales, return on equity, or expenses.  Prior to the lapse of restrictions or vesting of Restricted Stock or Restricted Stock Units which are based on one or more of the performance goals hereunder, the Committee shall certify in writing (which may be by approved minutes) that the applicable performance goals were in fact satisfied.

Section 9. Performance Awards.

(a) Grant. The Committee shall have sole and complete authority to determine Employees who shall receive a “Performance Award”, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

(b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment of transfer to be made pursuant to any Performance Award.

(c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

SECTION 10. Other Stock-Based Awards.

(a) General. The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Except in the case of an Other Stock-Based Award that is a Substitute Award, the price at which securities may be purchased pursuant to any Other Stock Based Award granted under this plan or the provision, if any, of any such Award that is analogous to the purchase of exercise price, shall not be less than 100% of the Fair Market Value of the securities which such an Award relates on the date of grant.

(b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

Section 11. Amendment and Termination.

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any mandatory tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with the local rules and regulations in any jurisdiction outside the United States.

(b)Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of an Award theretofore granted shall not to that extent be effective with the consent of the affected Participant, holder or beneficiary.

(c) Adjustment of Awards Upon the Occurrence of  Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of the changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause an Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

Section 12. General Provisions.

        (a) Nontransferability.

(i) Each Award, and each right under any Award, shall be exercisable only by the Participant during  a Participant’s lifetime, if permissible under applicable law, by the Participant’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (“QDRO”), as determined by the Committee.

(ii) No Award that constitutes a “derivative security”, for purposes of Section 16 of the Exchange Act may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(b) No Rights to Awards. No Employee, Participant, or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be same with respect to each recipient.

(c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, and stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates to make appropriate references to such restrictions.

(d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such section and who are not “covered employees” under Section 162(m) of the Code or would become covered under such Section.

(e) Withholding. Any participant may be required to pay the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to help defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

(f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

(g) No Limit in Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing on effect other compensation arrangements, which may, but need not, provide for the grant of options, Restricted Stocks, Shares and other types of Awards provided for hereunder (subject to shareholder approval  if such approval is required), and such arrangements may either be generally applicable or applicable only in specific cases.

(h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the company or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of Restricted Stock.

(j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of  the State of Delaware.

(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under and law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 13. Term of the Plan.

(a) Effective Date. The Plan shall be effective as of the date of its approval by the directors of the Company.

(b) Expiration Date. No Award shall be granted under the Plan after December 31, 2010; provided that the authority for grant of Restoration Options hereunder in accordance with Section 6(e) shall continue, subject to the provisions of Section 4, as long as any option granted hereunder remains outstanding. Unless otherwise expressly provided in the Plan or an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall continue after December 31, 2010.